PROXY CARD

Eaton Vance

SIGN, DATE AND VOTE ON THE REVERSE

***VOTER PROFILE*:**

Voter ID: Security ID:

Shares to Vote: Household ID:

***VOTE REGISTERED TO*:**

SAMPLE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

QR Code Here

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 706-3274 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

"Fund Name Here"

"Trust Name Here" ("Acquired Fund Trust")
One Post Office Square
Boston, Massachusetts 02109

Joint Special Meeting of Shareholders to be held on December 3, 2026

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Acquired Fund Trust for the fund noted above (the "Fund"). The undersigned hereby appoints Nicholas S. Di Lorenzo, James F. Kirchner, Dan A. Maalouly, Kenneth A. Topping and Deidre E. Walsh, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held in person at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on December 3, 2026, at 1:00 p.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal(s) set forth below. The persons named as proxies will vote against any such adjournment those proxies that vote "AGAINST" the proposal(s) set forth on the reverse side.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call (800) 706-3274 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROXY CARD

"Fund Name Here"

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE REVERSE SIDE OF THIS PROXY CARD.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE COMBINED PROXY STATEMENT AND PROSPECTUS AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ON THE REVERSE SIDE OF THIS PROXY CARD.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the actions and transactions described in the Agreement and Plan of Reorganization (the "Plan") between the Acquired Fund Trust, on behalf of the Fund, and Morgan Stanley ETF Trust, on behalf of the acquiring fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the assumption of the Fund's liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Fund.	O	O	O
2. Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.			

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD DECEMBER 3, 2026. The Notice of Special Meeting, combined Proxy Statement and Prospectus, Form(s) of Proxy Card and Shareholder Reports are available at https://www.eatonvance.com/resources/prospectus-and-reports.html. Please call (800) 262-1122 for information on how to obtain directions to be able to attend and vote at the Special Meeting in person.

Mail ID: CUSIP:

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE

***VOTER PROFILE*:**

Voter ID:

Shares to Vote:

Security ID:

Household ID:

***VOTE REGISTERED TO*:**

SAMPLE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

QR Code Here

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 706-3274 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

"Fund Name Here"

"Trust Name Here" ("Acquired Fund Trust")
One Post Office Square
Boston, Massachusetts 02109

Joint Special Meeting of Shareholders to be held on December 3, 2026

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Acquired Fund Trust for the fund noted above (the "Fund"). The undersigned hereby appoints Kristin S. Anagnost, Nicholas S. Di Lorenzo, James F. Kirchner, Kenneth A. Topping and Deidre E. Walsh, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held in person at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on December 3, 2026, at 1:00 p.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal(s) set forth below. The persons named as proxies will vote against any such adjournment those proxies that vote "AGAINST" the proposal(s) set forth on the reverse side.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call (800) 706-3274 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROXY CARD

"Fund Name Here"

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE REVERSE SIDE OF THIS PROXY CARD.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE COMBINED PROXY STATEMENT AND PROSPECTUS AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ON THE REVERSE SIDE OF THIS PROXY CARD.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the actions and transactions described in the Agreement and Plan of Reorganization (the "Plan") between the Acquired Fund Trust, on behalf of the Fund, and Morgan Stanley ETF Trust, on behalf of the acquiring fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the assumption of the Fund's liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Fund.	O	O	O
2. Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.			

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD DECEMBER 3, 2026. The Notice of Special Meeting, combined Proxy Statement and Prospectus, Form(s) of Proxy Card and Shareholder Reports are available at https://www.eatonvance.com/resources/prospectus-and-reports.html. Please call (800) 262-1122 for information on how to obtain directions to be able to attend and vote at the Special Meeting in person.

Mail ID: CUSIP:

PROXY CARD

Eaton Vance

SIGN, DATE AND VOTE ON THE REVERSE

***VOTER PROFILE*:**

Voter ID:
Security ID:
Shares to Vote:
Household ID:

***VOTE REGISTERED TO*:**

SAMPLE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

QR Code Here

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 706-3274 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

"Fund Name Here"

"Trust Name Here" ("Acquired Fund Trust")
One Post Office Square
Boston, Massachusetts 02109

Joint Special Meeting of Shareholders to be held on December 3, 2026

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Acquired Fund Trust for the fund noted above (the "Fund"). The undersigned hereby appoints Justine E. Abbadessa, Nicholas S. Di Lorenzo, James F. Kirchner, Kenneth A. Topping and Deidre E. Walsh, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held in person at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on December 3, 2026, at 1:00 p.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal(s) set forth below. The persons named as proxies will vote against any such adjournment those proxies that vote "AGAINST" the proposal(s) set forth on the reverse side.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call (800) 706-3274 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROXY CARD

"Fund Name Here"

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE REVERSE SIDE OF THIS PROXY CARD.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE COMBINED PROXY STATEMENT AND PROSPECTUS AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ON THE REVERSE SIDE OF THIS PROXY CARD.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the actions and transactions described in the Agreement and Plan of Reorganization (the "Plan") between the Acquired Fund Trust, on behalf of the Fund, and Morgan Stanley ETF Trust, on behalf of the acquiring fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the assumption of the Fund's liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Fund.	O	O	O
2. Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.			

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD DECEMBER 3, 2026. The Notice of Special Meeting, combined Proxy Statement and Prospectus, Form(s) of Proxy Card and Shareholder Reports are available at https://www.eatonvance.com/resources/prospectus-and-reports.html. Please call (800) 262-1122 for information on how to obtain directions to be able to attend and vote at the Special Meeting in person.

Mail ID: CUSIP: